                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21485

                    Cohen & Steers Select Utility Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2004

Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2004 is included herein.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange

Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT UTILITY FUND, INC.

         By: /s/ Robert H. Steers
             -------------------------------
                 Name: Robert H. Steers
                 Title: Chairman

         Date: August 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Robert H. Steers                          By:  /s/ Martin Cohen
             -------------------------------                    ---------------------------------------
             Name: Robert H. Steers                             Name: Martin Cohen
             Title: Chairman, Secretary                         Title: President, Treasurer
                     and principal executive officer                    and principal financial officer

         Date: August 25, 2004

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

July 26, 2004

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Select Utility Fund for the quarter ended June 30, 2004. The net asset value at that date was $18.81 per share. In addition, the fund's first monthly dividends of $0.085 per share were paid in May and June. Since the fund's commencement of operations on March 30, we accomplished several important objectives, including the following:

     Declared the first five monthly dividends in the amount of $0.085 per share payable on May 28, 2004, June 30, 2004, July 30, 2004, August 31, 2004, and
     September 30, 2004. Based on the $20 initial offering price of the fund, this results in a dividend yield of 5.1%.

     Made progress toward meeting our investment objectives by investing approximately 92% of the fund's total capital. The asset mix of the fund as of June 30, 2004 consisted of 75% utility common stocks and 17% preferred stocks and corporate bonds (with the remaining 8% in cash).

     Completed the issuance of $425 million in Auction Market Preferred Shares
     (AMPS), rated AAA by Standard & Poors and Aaa by Moody's.

     Entered into several interest rate swap transactions that are designed to reduce the risk that rising interest rates would have on the cost of the leverage from the AMPS. We have effectively fixed the rate on $172.5 million, or 50% of the total amount of AMPS outstanding, at an average rate of 3.96% and an average maturity of over four years.

    We established the fund with the goal of offering investors the opportunity to invest in one of the highest yielding sectors in the equity markets and participate in the potential for improving fundamentals in the utility industry. We believe there will be a renewed focus on dividends due to increasing demand for income as America ages and as a result of the reduced 15% tax rate on qualifying dividends. Utilities are the highest yielding sector in the equity market that qualifies for the new dividend tax rate.

    Utilities have historically provided returns that are competitive with that of the broader equity market, but with much lower market sensitivity. Other potential advantages of owning utilities include low correlation to stocks and bonds, portfolio diversification, and strong dividend growth stemming from the improving financial profile of this sector. Our investment strategy is designed to provide the attractive characteristics that traditional utility businesses have historically provided: income with moderate growth potential and lower volatility than the broader market.

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                                       1

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                    COHEN & STEERS SELECT UTILITY FUND, INC.

INVESTMENT REVIEW

    For the three months ended June 30, 2004, Cohen & Steers Select Utility Fund had a total return, based on income and change in net asset value, of -0.6%. This compares favorably to the S&P Utilities Index total return of -1.3% over the same period.

    Utility shares underperformed the broader stock market averages during the second quarter, due to concern about how utilities will perform if the improvement in the economy is accompanied by rising interest rates. In the quarter, utilities had a -1.3% total return compared to 1.7% for the S&P 500 and -5.9% for the 10-year Treasury. Year-to-date, utilities have performed slightly better than the broader equity markets. As we discuss more fully in the 'Investment Outlook' section, we believe that several positive trends leave the sector well positioned to provide investors with potentially attractive current income and capital appreciation.

    The integrated natural gas sector was the best performing group during the quarter with a 3.2% total return. Integrated natural gas utilities distribute natural gas to residential, commercial and industrial customers through state-regulated local distribution utilities, develop new natural gas reserves through unregulated exploration and production, and operate federally regulated natural gas pipelines. Integrated natural gas companies continue to benefit from strong natural gas and crude oil pricing which leads to higher profits in the exploration and production business. Driven by strong demand and supply disruptions, over the last year the price of crude oil has increased 23% to $37.05 per barrel while the price of natural gas has risen 14% to $6.16 per MMBtu over the same period. Natural gas distribution utilities, which are primarily engaged in the state regulated distribution of natural gas, were helped by their modest exposure to exploration and production and produced a 0.7% total return. Integrated electric utilities, which generate, transmit and distribute electricity through regulated and unregulated companies, had a total return of - 0.8% during the quarter. As a more interest-rate-sensitive sector, electric distribution utility share prices were hurt by concern over rising rates, resulting in a total return of -4.1%.

    The portfolio benefited from its overweight position in the natural gas sectors and underweight position in the integrated electric sector. Our overweight position in the electric distribution sector detracted from performance. Stock selection within all sectors added to performance. TXU Corp. was the most significant contributor to the fund's performance, with a 41.8% total return over the period. Following several years of poor stock price performance due to weak management performance and disappointing unregulated investments, TXU shares surged during the quarter following the appointment of a new, highly respected CEO and his announcement of a broad restructuring program that we believe may potentially increase earnings and dividends, reduce debt, and lower the overall risk profile of the company. Equitable Resources was another strong contributor to performance with a 17.4% total return. Laggards during the period included Public Service Enterprise Group and Pepco Holdings, which had total returns of -13.7% and -9.3%, respectively. Our 18% allocation to preferred securities, which are used to enhance the portfolio's income potential and dampen portfolio volatility, detracted from relative performance due to the rise in interest rates.

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                                       2



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                    COHEN & STEERS SELECT UTILITY FUND, INC.

INVESTMENT OUTLOOK

    We believe the utility sector is poised for a period of sustained recovery after several challenging years. Beginning in the late 1990s, many utilities made significant investments in unregulated businesses, mainly merchant power plants. An aggressive industry-wide construction trend led to a severe oversupply of the power plants. Unlike the regulated utility business, where power prices are set by state regulation, the supply/demand imbalance in the wholesale market led to a collapse in wholesale power prices and financial troubles for utilities that were unable to service the debt used to fund their construction programs.

    Many utilities have moved aggressively to exit poorly performing unregulated investments and refocus on improving the operating efficiencies of their core regulated utility franchises. At the same time, many companies have made substantial progress in strengthening balance sheets and free cash flow. Balance sheets are getting stronger after the issuance of over $50 billion in equity over the last three years, a meaningful amount for a sector with $375 billion in total equity market capitalization. We also believe the cash flow profile of most utilities is improving dramatically with the decline in unregulated capital expenditures. For the first time in many years the utility sector is projected to turn free cash flow positive in 2004.

    With an improving cash flow profile, declining business risk and relatively low dividend payout ratios, we believe that managements now have the flexibility to continue dividend growth after several years of declining dividend payments. Several utilities raised their dividends substantially over the last year, and we believe this trend will continue. For the year ended March 31, 2004, 40 companies out of 69 dividend-paying domestic gas and electric utilities raised their dividends by an average of 8.6%. Only two companies lowered their dividends during this period. We expect continued strong dividend growth in the sector. The average utility dividend payout ratio, 59% currently, is low relative to the long-term historical average of 70%.

    We have concentrated our portfolio in companies that we believe have above-average dividend yields and the potential for growth in earnings and dividends. We are focusing on the more highly regulated utilities that have above-average credit quality (all of the companies in our portfolio have investment grade senior debt ratings). Companies with these characteristics offer the potential for greater stability of earnings and dividends, in our view. These businesses include regulated and integrated electric and gas utilities and natural gas pipelines. We do not have a focus on sectors such as telecommunications and independent power producers because we believe that their business models and industry fundamentals will result in greater volatility of earnings and cash flows. We have a modest allocation to companies that have positive earnings sensitivity from high natural gas and crude oil prices through: a) natural gas utilities engaged in exploration and production, and
b) electric utilities with coal and nuclear generation that benefit from high natural gas prices.

    The nature of state and federal regulation is an important factor to consider when evaluating utility investments. We believe utilities' earnings growth stands to benefit from a constructive regulatory environment in several ways. On the heels of the California energy crisis, many state regulators are working proactively with electric utilities with the goal of ensuring price stability for customers through the extension of positive rate orders.

--------------------------------------------------------------------------------
                                       3

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                    COHEN & STEERS SELECT UTILITY FUND, INC.

In another positive trend, regulators have supported utilities' efforts to move unregulated power plants into the regulated asset base where utilities can have the ability to earn more attractive and stable financial returns on their capital investments. Many state regulators have also allowed utilities to incorporate the costs of environmental upgrades to coal fired power plants in customer rates. Following the August 2003 blackout in the Northeast, we anticipate that regulation designed to promote the enhancement of the electric transmission grid will provide attractive investment opportunities for utilities. The sector should also profit from the need to invest in the natural gas infrastructure in areas such as pipelines, storage, and liquefied natural gas terminals.

    Industry participants have debated how utilities will perform if the improvement in the economy is accompanied by rising interest rates. In our view, there is a misconception that utility stocks will lag the market if interest rates move higher. The historical data show that utilities have exhibited a very low correlation to 10-year Treasury bonds. For the ten years ended May 31, this correlation was a mere 0.16. We believe that in periods when utilities have reacted poorly to rising rates, the performance was largely driven by very negative sector-specific factors. Some examples include: the energy crisis of the early 1970s, when most utilities suffered from the lack of a fuel cost pass through mechanism that most companies now enjoy; the early 1990s onset of deregulation, when there was widespread fear that the industry would experience profit erosion under competition; and the stock market bubble of the late 1990s when utilities performed poorly along with other value and income oriented sectors. Excluding these periods, the utility sector has generally performed in line with the stock market during periods of rising interest rates.

    It is also important to remember that rising interest rates reflect improving economic conditions that should benefit utilities through growing demand for energy. Further, higher interest rates may actually help utilities in that most state regulators set customer rates based partly upon prevailing interest rates. Given the positive fundamental, financial and regulatory developments occurring throughout the industry, we believe that utility stocks may perform better than anticipated if interest rates rise.

    While many investors are already attracted to the relatively high average yield on dividend paying utility stocks, we believe the sector should further benefit from its position as the highest yielding sector in the S&P 500 that qualifies for the new tax rate on dividends. The Jobs and Growth Tax Relief Reconciliation Act of 2003 lowered the federal tax rate on qualified dividend income to a maximum of 15%, down from a prior top rate of 38.6%. Given the sector's attractive fundamentals, favorable regulation, and improving financial performance, we expect utilities to be one of the main beneficiaries of aging baby boomers' demand for more conservative income-

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                                       4

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                    COHEN & STEERS SELECT UTILITY FUND, INC.
producing equity investments. Consequently, we believe the fund is well positioned to deliver attractive current income and capital appreciation over time.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman


          ROBERT BECKER          WILLIAM F. SCAPELL
          ROBERT BECKER          WILLIAM F. SCAPELL
          Portfolio Manager      Portfolio Manager

           Cohen & Steers is online at cohenandsteers.com

    We have enhanced both the look and features of our Web site to give you more information about our company and our funds. Try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights and recent news articles.

              So visit us today at cohenandsteers.com

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                                       5

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                    COHEN & STEERS SELECT UTILITY FUND, INC.

                 OUR LEVERAGE STRATEGY (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2004, AMPS represented 34% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 41% of our borrowings at an average interest rate of 3.96%, for an average remaining period of 4.3 years (when we first entered into the swaps, the average term was 4.4 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                           LEVERAGE FACTS

Leverage (as % of managed net assets)..............    34%
% Fixed Rate.......................................    41%
% Variable Rate....................................    59%
Average Rate on Swaps..............................  3.96%
Average Term on Swaps..............................   4.3 years
Current Rate on AMPS...............................   1.5%

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                                       6

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                    COHEN & STEERS SELECT UTILITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)       YIELD(a)
                                                  ---------   ------------   ------------
EQUITIES
  COMMON STOCK                          117.45%(b)
    UTILITIES                           117.45%
       ELECTRIC -- INTEGRATED            86.90%
         Ameren Corp............................  1,585,000   $ 68,091,600       5.91%
         American Electric Power Co.............    409,000     13,088,000       4.38
         Cinergy Corp...........................  1,892,000     71,896,000       4.95
         DTE Energy Co..........................    917,800     37,207,612       5.08
         Dominion Resources.....................    462,000     29,142,960       4.09
         Duke Energy Corp. .....................  2,217,800     44,999,162       5.42
         Entergy Corp...........................    736,750     41,265,367       3.21
         Exelon Corp............................  1,232,464     41,028,727       3.30
         FirstEnergy Corp.......................    965,100     36,104,391       4.01
         FPL Group..............................    145,000      9,272,750       3.88
         Hawaiian Electric Industries...........  1,100,100     28,712,610       4.75
         PPL Corp...............................    387,000     17,763,300       3.57
         Pinnacle West Capital Corp.............  1,109,000     44,792,510       4.46
         Progress Energy........................    927,850     40,871,792       5.22
         Public Service Enterprise Group........    996,500     39,889,895       5.50
         Puget Energy...........................    597,000     13,080,270       4.56
         SCANA Corp.............................    112,000      4,073,440       4.01
         Scottish Power plc (ADR)(c)............    342,000     10,092,420       4.33
         Southern Co............................  2,536,000     73,924,400       4.80
         TXU Corp...............................    595,000     24,103,450       1.23
         Xcel Energy............................  1,130,000     18,882,300       4.97
                                                              ------------
                                                               708,282,956
                                                              ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.
(c) American Depository Receipt.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
       ELECTRIC -- DISTRIBUTION          11.92%
         Consolidated Edison....................  1,088,900   $ 43,294,664       5.68%
         Energy East Corp. .....................    181,000      4,389,250       4.29
         NSTAR..................................    197,000      9,432,360       4.64
         Pepco Holdings.........................  2,189,000     40,014,920       5.47
                                                              ------------
                                                                97,131,194
                                                              ------------
       GAS -- DISTRIBUTION                5.49%
         AGL Resources..........................    191,000      5,548,550       3.99
         Atmos Energy Corp. ....................    460,500     11,788,800       4.77
         NiSource...............................    623,000     12,846,260       4.46
         Vectren Corp. .........................    579,867     14,548,863       4.54
                                                              ------------
                                                                44,732,473
                                                              ------------
       GAS -- INTEGRATED                 13.14%
         Equitable Resources....................    810,300     41,900,613       2.94
         KeySpan Corp. .........................  1,170,000     42,939,000       4.85
         Kinder Morgan..........................    255,000     15,118,950       3.79
         Sempra Energy..........................    208,000      7,161,440       2.90
                                                              ------------
                                                               107,120,003
                                                              ------------
         TOTAL UTILITIES........................               957,266,626
                                                              ------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $959,892,698)...........               957,266,626
                                                              ------------
  PREFERRED SECURITIES -- $25 PAR VALUE  17.84%
    BANK                                  0.64%
         Chevy Chase Bank, 8.00%, Series C......     87,100      2,377,830       7.33
         First Republic Bank, 6.70%, Series A...    118,700      2,810,816       7.09
                                                              ------------
                                                                 5,188,646
                                                              ------------
    INSURANCE                             0.17%
         RenaissanceRE Holdings Ltd., 6.08%,
            Series C............................     46,100      1,004,980       6.97
         XL Capital Ltd., 7.625%, Series B......     13,600        345,304       7.51
                                                              ------------
                                                                 1,350,284
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
    MEDIA                                 0.58%
       CABLE TELEVISION                   0.44%
         Shaw Communications, 8.45%, Series A
            (COPrS)(a)..........................     68,100   $  1,709,310       8.42%
         Shaw Communications, 8.50%, Series B
            (COPrS)(a)..........................     74,850      1,877,238       8.47
                                                              ------------
                                                                 3,586,548
                                                              ------------
       DIVERSIFIED SERVICES               0.14%
         Liberty Media Corp., 8.75% (CBTCS)(b)..     22,100        586,976       8.24
         Liberty Media Corp., 8.75% (PPLUS)(c)..     20,700        554,760       8.19
                                                              ------------
                                                                 1,141,736
                                                              ------------
         TOTAL MEDIA............................                 4,728,284
                                                              ------------
    REAL ESTATE                          12.25%
       DIVERSIFIED                        2.45%
         Bedford Property Investors, 7.625%,
            Series B............................    182,900      4,389,600       7.94
         Forest City Enterprises, 7.375%,
            Class A.............................     80,000      1,864,000       7.91
         iStar Financial, 8.00%, Series D.......     69,700      1,704,165       8.18
         iStar Financial, 7.875%, Series E......    201,000      4,974,750       7.95
         iStar Financial, 7.80%, Series F.......    132,000      3,128,400       8.23
         iStar Financial, 7.50%, Series I.......    112,740      2,620,078       8.07
         Lexington Corporate Properties Trust,
            8.05%, Series B.....................     50,000      1,256,500       8.01
                                                              ------------
                                                                19,937,493
                                                              ------------
       HEALTH CARE                        0.19%
         Health Care REIT, 7.875%, Series D.....     61,000      1,528,050       7.86
                                                              ------------
       HOTEL                              0.64%
         Host Marriott Corp., 8.875%, Series E..    100,000      2,545,000       8.72
         Innkeepers USA, 8.00%, Series C........    111,182      2,679,486       8.30
                                                              ------------
                                                                 5,224,486
                                                              ------------


-------------------
(a) (COPrS) Canadian Origin Preferred Securities
(b) (CBTCS) Corporate Backed Trust Certificates
(c) (PPLUS) Preferred Plus Trust

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
       OFFICE                             4.72%
         Alexandria Real Estate Equities,
            8.375%, Series C....................    500,000   $ 12,750,000       8.21%
         Brandywine Realty Trust, 7.50%,
            Series C............................     75,719      1,839,972       7.72
         Corporate Office Properties Trust,
            8.00%, Series G.....................     31,100        777,500       8.00
         CRT Properties, 8.50%, Series A........     26,600        683,620       8.27
         Equity Office Properties Trust, 7.75%,
            Series G............................     38,900        991,950       7.60
         Highwoods Properties, 8.00%, Series B..      1,000         24,480       8.17
         Highwoods Properties, 8.00%, Series D..        600         14,550       8.25
         Maguire Properties, 7.625%, Series A...    397,726      9,605,083       7.89
         SL Green Realty Corp., 7.625%,
            Series C............................    247,000      6,175,000       7.63
         SL Green Realty Corp., 7.875%,
            Series D............................    225,800      5,645,000       7.88
                                                              ------------
                                                                38,507,155
                                                              ------------
       OFFICE/INDUSTRIAL                  1.12%
         PS Business Parks, 7.00%, Series H.....     75,700      1,707,035       7.76
         PS Business Parks, 6.875%, Series I....     54,950      1,208,351       7.82
         PS Business Parks, 7.95%, Series K.....    249,600      6,227,520       7.97
                                                              ------------
                                                                 9,142,906
                                                              ------------
       SPECIALTY                          1.17%
         Capital Automotive REIT, 7.50%,
            Series A............................     50,000      1,192,500       7.95
         Capital Automotive REIT, 6.75%,
            Series A............................    150,000      3,328,500       7.60
         Capital Automotive REIT, 8.00%,
            Series B............................    200,000      5,038,000       8.25
                                                              ------------
                                                                 9,559,000
                                                              ------------
    SHOPPING CENTER                       1.96%
       COMMUNITY CENTER                   1.29%
         Developers Diversified Realty Corp.,
            8.00%, Series G.....................     15,400        391,160       7.87
         Developers Diversified Realty Corp.,
            7.375%, Series H....................     50,000      1,211,000       7.61
         Developers Diversified Realty Corp.,
            7.50%, Series I.....................    300,000      7,197,000       8.06
         Saul Centers, 8.00%, Series A..........     67,500      1,721,250       7.84
                                                              ------------
                                                                10,520,410
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
       REGIONAL MALL                      0.67%
         CBL & Associates Properties, 7.75%,
            Series C............................    126,931   $  3,210,085       7.66%
         Mills Corp., 9.00%, Series C...........     43,300      1,148,532       8.52
         Mills Corp., 8.75%, Series E...........     40,700      1,066,747       8.35
                                                              ------------
                                                                 5,425,364
                                                              ------------
         TOTAL SHOPPING CENTER..................                15,945,774
                                                              ------------
              TOTAL REAL ESTATE.................                99,844,864
                                                              ------------
    UTILITIES                             4.20%
       ELECTRIC -- INTEGRATED             3.48%
         EIX Trust I, 7.875%, Series A..........    535,275     13,424,697       7.85
         EIX Trust II, 8.60%, Series B,
            (QUIPS)(a)..........................      2,100         52,962       8.52
         Energy East Capital Trust I, 8.25%.....     10,400        271,440       7.90
         Northern States Power Company, 8.00%
            (PINES)(b)..........................      8,500        222,275       7.65
         Pacific Gas and Electric Co., 6.57%....    255,000      6,432,375       6.54
         Penelec Capital Trust, 7.34%
            (TOPrS)(c)..........................     42,100      1,053,763       7.33
         Southern California Edison Co., 7.23%,
            Series A............................     70,000      6,938,750       7.29
                                                              ------------
                                                                28,396,262
                                                              ------------

       GAS -- DISTRIBUTION                0.72%
         Southern Union Co., 7.55%, Series C....    222,500      5,874,000       7.15
                                                              ------------
         TOTAL UTILITIES........................                34,270,262
                                                              ------------
              TOTAL PREFERRED SECURITIES -- $25
                PAR VALUE (Identified
                cost -- $145,917,686)...........               145,382,340
                                                              ------------

-------------------
(a) (QUIPS) Quarterly Income Preferred Securities
(b) (PINES) Public Income Notes
(c) (TOPrS) Trust Originated Preferred Securities

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                    PRINCIPAL        VALUE          DIVIDEND
                                                     AMOUNT         (NOTE 1)         YIELD
                                                   -----------   --------------   ------------
  PREFERRED SECURITIES -- CAPITAL
    TRUST                                  4.84%
    DIVERSIFIED FINANCIAL SERVICES         1.53%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)...............   $12,600,000   $   12,472,753       8.08%
                                                                 --------------
    ELECTRIC -- INTEGRATED                 1.55%
         DPL Capital Trust II, 8.125%, due
            9/1/31..............................     3,000,000        2,906,250       8.39
         Duquesne Light Co., 6.50%, Series H....       194,900        9,696,275       6.53
                                                                 --------------
                                                                     12,602,525
                                                                 --------------
    FOOD -- DAIRY PRODUCTS                 0.85%
         Dairy Farmers of America, 7.875%,
            144A(a).............................        70,000        6,891,850       8.00
                                                                 --------------
    INSURANCE -- MULTI-LINE                0.91%
         AFC Capital Trust I, 8.207%, due
            2/3/27, Series B....................     8,000,000        7,440,000       8.82
                                                                 --------------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified
                cost -- $41,372,432)............                     39,407,128
                                                                 --------------

  CORPORATE BOND                           4.23%
    AUTOMOTIVE                             2.01%
         Ford Motor Co., 9.215%, due 9/15/21....     5,000,000        5,464,785
         General Motors Corp., 9.40%, due
            7/15/21.............................     5,000,000        5,637,080
         General Motors Corp., 8.25%, due
            7/15/23.............................     5,000,000        5,249,025
                                                                 --------------
                                                                     16,350,890
                                                                 --------------
    CABLE TELEVISION                       1.37%
         Cablevision Systems New York Group,
            8.00%, due 4/15/12, 144A............     7,000,000        6,930,000
         Rogers Cable, 8.75%, due 5/01/32.......     4,000,000        4,256,968
                                                                 --------------
                                                                     11,186,968
                                                                 --------------
    INSURANCE                              0.85%
         Liberty Mutual Insurance, 7.697%,
            due 10/15/97........................     7,000,000        6,946,422
                                                                 --------------
              TOTAL CORPORATE BOND
                (Identified
                cost -- $35,281,098)............                     34,484,280
                                                                 --------------

--------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                    PRINCIPAL        VALUE
                                                     AMOUNT         (NOTE 1)
                                                   -----------   --------------
COMMERCIAL PAPER                          11.99%
         New Center Asset Trust, 1.10%, due
            7/01/04.............................   $50,000,000   $   50,000,000
         San Paolo U.S. Finance Co., 1.10%,
            due 7/01/04.........................    45,000,000       45,000,000
         State Street Corp., 1.10%, due
            7/01/04.............................     2,722,000        2,722,000
                                                                 --------------
              TOTAL COMMERCIAL PAPER
                (Identified
                cost -- $97,722,000)............                     97,722,000
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,280,185,914) .............. 156.35%                  1,274,262,374
LIABILITIES IN EXCESS OF OTHER ASSETS ....(4.20)%                   (34,243,622)
LIQUIDATION VALUE OF AUCTION MARKET PREFERRED
  SHARES: SERIES M7, SERIES T7, SERIES W7,
  SERIES TH28, SERIES F7 (Equivalent to $25,000
  per share based on 3,400 shares outstanding
  per class) ........................... (52.15)%                   (425,000,000)
                                         -------                  --------------
NET ASSETS APPLICABLE TO COMMON SHARES
  (Equivalent to $18.81 per share based on
  43,320,750 shares of capital stock
  outstanding) ......................... 100.00%                 $  815,018,752
                                         ------                  --------------
                                         ------                  --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2004 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
      cost -- $1,280,185,914) (Note 1)......................  $1,274,262,374
    Cash....................................................             659
    Dividends and interest receivable.......................       3,165,956
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         155,189
    Other assets............................................          46,619
                                                              --------------
        Total Assets........................................   1,277,630,797
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............      35,400,247
    Payable to investment manager...........................         655,530
    Payable for dividends declared on common shares.........         619,097
    Payable for preferred offering costs....................         297,583
    Payable for dividends declared on preferred shares......         227,800
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         209,929
    Other liabilities.......................................         201,859
                                                              --------------
        Total Liabilities...................................      37,612,045
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Auction market preferred shares, Series M7, ($25,000
      liquidation value, $0.001 par value,
      3,400 shares issued and outstanding) (Notes 1 and 5)..      85,000,000
    Auction market preferred shares, Series T7, ($25,000
      liquidation value, $0.001 par value,
      3,400 shares issued and outstanding) (Notes 1 and 5)..      85,000,000
    Auction market preferred shares, Series W7, ($25,000
      liquidation value, $0.001 par value,
      3,400 shares issued and outstanding) (Notes 1 and 5)..      85,000,000
    Auction market preferred shares, Series TH28, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series F7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
                                                              --------------
                                                                 425,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $  815,018,752
                                                              --------------
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 43,320,750 shares issued
      and outstanding) (Notes 1 and 5)......................  $  820,710,857
    Accumulated undistributed net investment income.........         169,714
    Accumulated net realized gain on investments and
      interest rate swap transactions.......................         116,461
    Net unrealized appreciation/(depreciation) on
      investments and interest rate swap transactions.......      (5,978,280)
                                                              --------------
                                                              $  815,018,752
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
    ($815,018,752[div]43,320,750 shares outstanding)........  $        18.81
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        16.43
                                                              --------------
                                                              --------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................          (12.65)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                            STATEMENT OF OPERATIONS
       FOR THE PERIOD MARCH 30, 2004(a) THROUGH JUNE 30, 2004 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................     $ 9,121,318
    Interest income.........................................       1,350,474
                                                                 -----------
         Total Income.......................................      10,471,792
                                                                 -----------
Expenses:
    Investment management fees (Note 2).....................       2,106,001
    Administration fees (Note 2)............................         190,996
    Preferred remarketing fee...............................         121,926
    Professional fees.......................................          60,756
    Reports to shareholders.................................          58,758
    Custodian fees and expenses.............................          44,226
    Directors' fees and expenses (Note 2)...................          14,876
    Transfer agent fees and expenses........................          11,043
    Miscellaneous...........................................          14,041
                                                                 -----------
         Total Expenses.....................................       2,622,623
                                                                 -----------
    Reduction of Expenses (Note 2)..........................        (495,530)
                                                                 -----------
         Net Expenses.......................................       2,127,093
                                                                 -----------
Net Investment Income.......................................       8,344,699
                                                                 -----------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................         298,840
    Net realized loss on interest rate swap transactions....        (182,379)
    Net change in unrealized depreciation on investments....      (5,923,540)
    Net change in unrealized depreciation on interest rate
       swap transactions....................................         (54,740)
                                                                 -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................      (5,861,819)
                                                                 -----------
Net Increase Resulting from Operations......................       2,482,880
                                                                 -----------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net Investment Income...................................        (810,458)
                                                                 -----------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................     $ 1,672,422
                                                                 -----------
                                                                 -----------

-------------------
(a) Commencement of operations

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                                FOR THE PERIOD
                                                              MARCH 30, 2004(a)
                                                                   THROUGH
                                                                JUNE 30, 2004
                                                              ------------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
         Net investment income..............................     $  8,344,699
         Net realized gain on investments and interest rate
            swap transactions...............................          116,461
         Net unrealized appreciation/(depreciation) on
            investments and interest rate swap
            transactions....................................       (5,978,280)
                                                                 ------------
              Net increase resulting from operations........        2,482,880
                                                                 ------------
    Less Dividends and Distributions to Preferred
       Shareholders from:
         Net investment income..............................         (810,458)
                                                                 ------------
         Net increase in net assets from operations
            applicable to common shares.....................        1,672,422
                                                                 ------------
    Less Dividends and Distributions to Common Shareholders
       from:
         Net investment income..............................       (7,364,527)
                                                                 ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from common share
            transactions....................................      825,593,430
         Decrease in net assets from underwriting
            commissions and offering expenses from issuance
            of preferred shares.............................       (4,982,848)
                                                                 ------------
              Net increase in net assets from capital stock
                transactions................................      820,610,582
                                                                 ------------
              Total increase in net assets applicable to
                common shares...............................      814,918,477
                                                                 ------------
    Net Assets Applicable to Common Shares:
         Beginning of period................................          100,275
                                                                 ------------
         End of period(b)...................................     $815,018,752
                                                                 ------------
                                                                 ------------

-------------------
(a) Commencement of operations.
(b) Includes accumulated undistributed net investment income of $169,714 at June 30, 2004.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                               FOR THE PERIOD
                                                              MARCH 30, 2004(a)
                                                                  THROUGH
PER SHARE OPERATING PERFORMANCE:                               JUNE 30, 2004
--------------------------------                              ----------------
Net asset value per common share, beginning of period.......         $19.10
                                                                     ------
Income from investment operations:
    Net investment income...................................           0.20(c)
    Net realized and unrealized loss on investments.........          (0.19)
                                                                     ------
        Total income/(loss) from investment operations......           0.01
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................          (0.02)
                                                                     ------
        Total from investment operations applicable to
          common shares.....................................          (0.01)
                                                                     ------
Less: Offering costs charged to paid-in capital -- common
  shares....................................................          (0.04)
    Offering costs charged to paid-in capital -- preferred
      shares................................................          (0.12)
    Anti-dilutive effect of common share offering...........           0.05
                                                                     ------
        Total offering and organization costs...............          (0.11)
                                                                     ------
Less: Dividends and distributions to common shareholders
  from:
    Net investment income...................................          (0.17)
                                                                     ------
Net decrease in net asset value.............................          (0.29)
                                                                     ------
Net asset value, per common share, end of period............         $18.81
                                                                     ------
                                                                     ------
Market value, per common share, end of period...............         $16.43
                                                                     ------
                                                                     ------
-------------------------------------------------------------------------------
Net asset value total return(d).............................          -0.55%(e)
                                                                     ------
                                                                     ------
-------------------------------------------------------------------------------
Market value return(d)......................................         -17.04%(e)
                                                                     ------
                                                                     ------

-------------------
(c) Calculation based on average shares outstanding.
(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(e) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                              FOR THE PERIOD
                                                             MARCH 30, 2004(a)
                                                                  THROUGH
RATIOS/SUPPLEMENTAL DATA:                                      JUNE 30, 2004
-------------------------                                    ----------------
Net assets applicable to common shares, end of period (in
  millions).................................................     $  815.0
                                                                 --------
                                                                 --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)(b)...............         1.31%(c)
                                                                 --------
                                                                 --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)(b)...............         1.06%(c)
                                                                 --------
                                                                 --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)(b).         3.92%(c)
                                                                 --------
                                                                 --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)(b).         4.16%(c)
                                                                 --------
                                                                 --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(b,e)...................................         1.06%(c)
                                                                 --------
                                                                 --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(b,e)...................................         0.86%(c)
                                                                 --------
                                                                 --------
Portfolio turnover rate.....................................         0.38%(d)
                                                                 --------
                                                                 --------
PREFERRED SHARES:
----------------
Liquidation value, end of period (in 000's).................     $425,000
                                                                 --------
                                                                 --------
Total shares outstanding (in 000's).........................           17
                                                                 --------
                                                                 --------
Asset coverage per share....................................     $ 72,942
                                                                 --------
                                                                 --------
Liquidation preference per share............................     $ 25,000
                                                                 --------
                                                                 --------
Average market value per share(f)...........................     $ 25,000
                                                                 --------
                                                                 --------

-------------------
(a) Commencement of operations.
(b) Ratios do not reflect dividend payments to preferred shareholders.
(c) Annualized.
(d) Not annualized.
(e) Average daily managed assets represents net assets applicable to common shares plus liquidation of preferred shares.
(f) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified management investment company. The fund had no operations until March 3, 2004 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on March 30, 2004.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amount are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and, consequently, its net investment income) as an increase to unrealized appreciation/(depreciation) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's distributions may consist of amounts derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principals.

    Series M7, Series T7, Series W7, and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M7, Series T7, Series W7, and Series F7

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series TH28 preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the period March 30, 2004 (commencement of operations) through June 30, 2004, the fund incurred investment management fees of $2,106,001.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven, and 0.05% of average daily managed asset value in year eight. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. For the period March 30, 2004 (commencement of operations) through June 30, 2004, the investment manager waived management fees of $495,530.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee equal to, on an annual basis, 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

$1.5 billion. For the period March 30, 2004 (commencement of operations) through June 30, 2004, the fund incurred $144,882 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the period March 30, 2004 (commencement of operations) through June 30, 2004, fees and related expenses accrued for nonaffiliated directors totaled $14,876.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period March 30, 2004 (commencement of operations) through June 30, 2004, totaled $1,185,424,429 and $2,915,629, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2004 the cost of investments and net unrealized depreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $1,280,185,914
                                                   --------------
                                                   --------------
Gross unrealized appreciation....................  $   18,811,594
Gross unrealized depreciation....................     (24,735,134)
                                                   --------------
Net unrealized depreciation on investments.......      (5,923,540)
Net unrealized depreciation on interest rate swap
  transactions...................................         (54,740)
                                                   --------------
Net unrealized depreciation......................  $   (5,978,280)
                                                   --------------
                                                   --------------

NOTE 5. CAPITAL STOCK

    On March 26, 2004, the fund completed the initial public offering of 41,250,000 shares of common stock. Proceeds paid to the fund amounted to $786,225,000 after deduction of underwriting commissions and offering expenses of $38,775,000.

    On May 7, 2004, the fund completed a subsequent offering of 2,065,500 shares of common stock. Proceeds paid to the fund amounted to $39,368,430 after deduction of underwriting commissions and offering expenses of $1,941,570.

    During the period March 30, 2004 (commencement of operations) through June 30, 2004, the fund issued no shares of common stock for the reinvestment of dividends.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    On May 20, 2004, the fund issued 3,400 auction market preferred shares, Series M7 (par value $0.001), 3,400 auction market preferred shares, Series T7 (par value $0.001), 3,400 auction market preferred shares, Series W7 (par value $0.001), 3,400 auction market preferred shares, Series F7 (par value $0.001),and 3,400 auction market preferred shares, Series T28 (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $420,017,152 after deduction of underwriting commissions and offering expenses of $4,982,848. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, all of the forgoing as defined in the articles supplementary of the fund, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of a majority of the holders as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with UBS AG, Royal Bank of Canada, and Merrill Lynch Derivative Products AG. Under the agreements the fund receives a floating rate of interest an pays a

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

respective fixed rate of interest on the notional values of the swaps. Details of the swaps at June 30, 2004 are as follows:

                                                  FLOATING RATE(a)                      UNREALIZED
                            NOTIONAL      FIXED     (RATE RESET                       APPRECIATION/
      COUNTERPARTY           AMOUNT       RATE        MONTHLY)      TERMINATION DATE  (DEPRECIATION)
-------------------------  -----------   -------   --------------   ----------------  --------------
Merrill Lynch Derivative
  Products AG              $40,000,000   3.8225%       1.110%           June 2, 2008    $  (9,499)
Merrill Lynch Derivative
  Products AG              $35,000,000   4.0850%       1.320%           May 27, 2009      109,379
Royal Bank of Canada       $35,000,000   3.8900%       1.280%           May 19, 2008      (63,603)
Royal Bank of Canada       $30,000,000   4.0775%       1.110%           June 1, 2009       45,810
UBS AG                     $32,500,000   3.9775%       1.278%          June 17, 2008     (136,827)
                                                                                        ---------
                                                                                        $ (54,740)
                                                                                        ---------
                                                                                        ---------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2004.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                                TOTAL RETURN(a)
                    (PERIOD ENDED JUNE 30, 2004) (UNAUDITED)
                                SINCE INCEPTION
                                   (3/30/04)
                                     -0.55%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                   COHEN & STEERS                                     COHEN & STEERS
                 EQUITY INCOME FUND                                   REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                FOR TOTAL RETURN:                                  FOR CAPITAL APPRECIATION:

                 COHEN & STEERS                                         COHEN & STEERS
                  UTILITY FUND                                        SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT MANAGER
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Bonnie Cohen                             FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
George Grossman                          Boston, MA 02110
Director
                                         TRANSFER AGENT -- COMMON SHARES
Richard J. Norman                        Equiserve Trust Company
Director                                 250 Royall Street
                                         Canton, MA 02021
Frank K. Ross                            (800) 426-5523
Director
                                         TRANSFER AGENT -- PREFERRED SHARES
Willard H. Smith Jr.                     The Bank of New York
Director                                 100 Church Street
                                         New York, NY 10007
Greg E. Brooks
Vice president                           LEGAL COUNSEL
                                         Simpson Thacher & Bartlett LLP
Adam Derechin                            425 Lexington Avenue
Vice president and assistant treasurer   New York, NY 10017

Joseph M. Harvey                         New York Stock Exchange Symbol: UTF
Vice president
                                         Web site: cohenandsteers.com
William F. Scapell
Vice president                           This report is for shareholder
                                         information. This is not a prospectus
Lawrence B. Stoller                      intended for use in the purchase or
Assistant secretary                      sale of fund shares. Past performance
                                         is of course no guarantee of future
                                         results and your investment may be
                                         worth more or less at the time you
                                         sell.

--------------------------------------------------------------------------------
                                       28

                                COHEN & STEERS
                              SELECT UTILITY FUND



                             ---------------------
                               SEMIANNUAL REPORT
                                 JUNE 30, 2004






COHEN & STEERS
SELECT UTILITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                         STATEMENT OF DIFFERENCES

The section symbol shall be expressed as................................ 'SS'
The division sign shall be expressed as................................. [div]